SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 22, 2003

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)

                  1-12351                            41-1849591
         (Commission file number)           (IRS employer identification no.)

            10900 Wayzata Boulevard, Minnetonka, Minnesota 55305-1534
                    (Address of principal executive offices)

                                 (952) 525-5020
                         (Registrant's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On January 22, 2003, Metris Companies Inc. issued a press release announcing a workforce reduction. Attached hereto as Exhibit 99.1 is a copy of that press release.

Item 7(c).  Exhibits.

         The following Exhibit is filed as part of this Report.

         99.1 Press release of Metris Companies Inc., dated January 22, 2003, announcing a workforce reduction.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            METRIS COMPANIES INC.

                                            By: /s/
                                            David D. Wesselink
                                            Chairman and CEO
Dated:  January 22, 2003





                                  EXHIBIT INDEX

Exhibit No.      Description
99.1             Press release of Metris Companies Inc., dated January 22, 2003, announcing a workforce reduction.